UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2017 (February 7, 2017)

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

Explanatory Note

This Amendment No. 1 to the Company’s Current Report on Form 8-K dated February 10, 2017 updates Item 5.07, Submission of Matters to a Vote of Security Holders, regarding the results of the annual meeting of shareowners of the Company held February 7, 2017, to disclose the decision of the Company’s Board of Directors regarding how frequently it will include an advisory shareowner vote on the compensation of its named executive officers in its proxy statement. This Amendment No. 1 does not make any other changes to the original Form 8-K.

At the annual meeting of shareowners of the Company held on February 7, 2017, shareowners approved on an advisory basis the holding of a shareowner vote on the compensation of the Company’s named executive officers on an annual basis by a vote as follows:

1 year	83,606,391
2 years	506,734
3 years	8,837,762
Abstentions	531,473
Broker Nonvotes	15,091,574

The Board of Directors considered these voting results and other factors at a meeting held on June 8, 2017 and decided that the Company should continue to include an advisory shareowner vote on the compensation of its named executive officers in its proxy statement every year until the next required advisory vote on the frequency of the shareowner vote on executive compensation, which will occur no later than the Company’s annual meeting of shareowners in 2023.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant)

By	/s/ Rebecca W. House
Rebecca W. House
Senior Vice President, General Counsel and Secretary

Date: June 12, 2017

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